UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2021

Convey Health Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40506	84-2099378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 3rd Avenue, 26th Floor, Fort Lauderdale, Florida 33394
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 559-9358

Convey Holding Parent, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CNVY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 4, 2021, Convey Holding Parent, Inc., a Delaware corporation (the “Company”), changed its name to Convey Health Solutions Holdings, Inc. (the “Name Change”) by filing a Certificate of Amendment (the “Certificate of Amendment”) to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), the board of directors of the Company (the “Board”) approved the Name Change and the Certificate of Amendment. Pursuant to Section 242(b)(1) of the DGCL, stockholder approval was not required for the Name Change or the Certificate of Amendment. A copy of the Certificate of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, effective November 4, 2021, the Company amended and restated its Second Amended and Restated Bylaws to reflect the Name Change (as amended, the “Third Amended and Restated Bylaws”). The Third Amended and Restated Bylaws contain no other changes. In accordance with the DGCL and the provisions of the Company’s organizational documents, the Board approved the Third Amended and Restated Bylaws, and stockholder approval was not required for such amendment. A copy of the Third Amended and Restated Bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The Name Change does not affect the rights of the Company’s security holders. The Company’s common stock, par value $0.01 per share, will continue to be traded on the New York Stock Exchange under the symbol “CNVY.”

Item 7.01 Regulation FD Disclosure.

On November 4, 2021, the Company issued a press release announcing the Name Change. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Convey Health Solutions Holdings, Inc.
3.2	Third Amended and Restated Bylaws of Convey Health Solutions Holdings, Inc.
99.1	Press Release dated November 4, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVEY HEALTH SOLUTIONS HOLDINGS, INC.

Date: November 4, 2021	By:	/s/ Timothy Fairbanks
		Name:	Timothy Fairbanks
		Title:	Chief Financial Officer & Executive Vice President